EXHIBIT 10.10

                               SECURITY AGREEMENT

         AGREEMENT made as of the 7th day of July, 2005, among CYGENE LABORATORIES, INC., a Delaware corporation, CYGENE, INC., a Delaware corporation, (collectively, the "Borrower") and Milberg Weiss Bershad & Schulman LLP as collateral agent (the "Agent") a New York limited liability partnership having an address at One Pennsylvania Plaza, New York, NY 10119 for each of the persons or entities identified on Schedule A hereto (collectively, the "Secured Parties").

         WHEREAS, contemporaneously with the execution of this Agreement, the Secured Parties have agreed to make loans to Borrower in the principal amounts indicated opposite their respective names on Schedule A hereto (the "Loans"); and

         WHEREAS, the Loans shall be evidenced by the promissory notes of Borrower payable to the respective Secured Parties in the principal amounts indicated on Schedule A hereto (the "Loan Notes");

         WHEREAS, the Secured Parties have agreed to make the Loans on the condition that Borrower's obligations under the Loan Notes shall be secured by a security interest in certain collateral of the Borrower as described in this Agreement, and Borrower is willing to grant such security interest, subject to and in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       GRANT OF SECURITY INTEREST.

         (A) Borrower hereby grants to the Secured Parties a security interest and a continuing lien ("Security Interest") in all intellectual property of the Borrower and its subsidiaries, including, without limitation, all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, domain names, copyrights, and all applications for such that are in the process of being prepared, formulas, trade secrets, know-how and computer software owned by or registered in the name of Borrower, or of which Borrower is a licensee or in which Borrower has any right to or interest in now existing or hereafter arising or owned, including but not limited to the intellectual property listed on Schedule "B" here to (collectively, the "Collateral").

         (B) The lien and security interest granted herein is given to secure performance and payment of all obligations, fees and indebtedness of Borrower to the Secured Parties under this the Loan Notes (hereinafter called the "Obligations").

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2.       VALIDITY AND PRIORITY OF SECURITY INTEREST.

         The Borrower agrees that the Security Interest shall at all times be valid and enforceable against the Borrower, in accordance with the terms hereof, as security for the performance and payment of all obligations and that the Collateral shall not at any time be subject to any Lien (other than the Lien granted to Equine Diagnostics, LLC and the Secured Parties hereunder) that is prior to, on a parity with or junior to such Security Interest. Without limiting the generality of the foregoing, Borrower will execute and file UCC-1 financing statements with respect to the Collateral in any United States jurisdiction which the Agent reasonably deems appropriate, provided, however, all such financing statements shall be filed within 30 days of the date hereof, and Agent shall provide the Secured Parties with written proof thereof, in a form and substance that is reasonably satisfactory to the Secured Parties. Borrower shall pay all of the costs and expenses, including attorneys' fees, to file such financing statements.

3.       PRIORITY OF LIEN.

         Agent, on behalf of the Secured Parties, hereby acknowledges that the security interest granted hereunder to the Secured Parties is subject and subordinate to a prior security interest in the Collateral held by Equine Diagnostics, LLC (the "Prior Security Interest"). Borrower represents, warrants and agrees that, except for the Prior Security Interest (i) Borrower owns good and indefeasible title to the Collateral, (ii) no security interest or lien has been created by Borrower, or is known by Borrower to exist with respect to any Collateral, (iii) no financing statement or other security instrument is on file in any jurisdiction covering such Collateral, (iv) Borrower will not create any other security interest or lien and will not file or permit to be filed any other financing statement or other security instrument with respect to the Collateral without the prior written consent of all of the Secured Parties, (v) Borrower will defend the Collateral against and take such other action as is necessary to remove any lien (other than the lien granted and security interests granted to Equine Diagnostics, LLC and the Secured Parties hereunder), security interest, encumbrance, claim or right, in or to the Collateral, and will defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all persons or entities whomever, and (vi) Borrower will not sell, assign, transfer or in any other way alienate Borrower's rights under the Collateral without the prior written consent of each of the Secured Parties. Except for the Prior Security Interest, the lien herein referred to as security for the Obligations, in favor of the Secured Parties, is and shall be first, prior and superior to all other liens with respect to the Collateral.

4.       REMEDIES.

         (A) Upon the occurrence of an Event of Default, as defined in the Loan Notes, the Agent, on behalf of the Secured Parties, shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which the Secured Parties may have under law or in equity, all of the rights and remedies of a secured party under the Uniform Commercial Code of the States of New York and Delaware, as applicable, or other applicable law, all


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of which rights and remedies shall be cumulative and non-exclusive. In addition to all such rights and remedies, the sale, lease or other disposition of Collateral by the Agent after an Event of Default may be for cash, credit, or any combination thereof, and the Agent, on behalf of the Secured Parties, may purchase all or any part of the Collateral at public or, if permitted by law, private sale and in lieu of actual payment of such purchase price, may set-off the amount of such price against the Obligations then owing. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of Collateral shall be applied, first, to the actual expenses (including all attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and, second, to the satisfaction of all obligations secured by the Prior Security Interest, and, third, to the satisfaction of the Obligations. No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; otherwise the Agent shall give the Borrower at least fifteen (15) days' prior notice of the time and place of any public sale and of the time and place of any private sale or other disposition that is to be made of the Collateral, which notice the Borrower agrees is reasonable, all other demands, advertisements and notices being hereby waived. The Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

         (B) In the case of all sales of the Collateral, public or private, the Borrower shall pay all costs and expenses, including but not limited to Agent's attorneys' fees, and the Borrower shall pay all costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, the Agent shall apply any residue to the payment of the Loan Note, and the Borrower shall continue to be liable for any deficiency and the Borrower shall be liable to the Secured Parties and shall pay to the Secured Parties on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral, and the Agent in turn agrees to remit to the Borrower any surplus remaining after all Obligations have been paid in full.

         (C) The Borrower will, at the Agent's request, assemble all Collateral and make it available to the Agent at places which the Agent may select, whether at premises of the Borrower or elsewhere, and will make available to the Agent all premises and facilities of the Borrower for the purpose of the Agent's taking possession of Collateral or of removing or putting the Collateral in saleable form. Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of Borrower in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the Collateral thus sold and for such other purposes as are necessary or desirable to effectuate the provisions (including, without limitation, this Section) of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more


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persons with like power; Borrower hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by Agent or by any purchaser, Borrower shall ratify and confirm any such sale or transfer by executing and delivering to Agent or to such purchaser all Collateral, instruments or assignment and transfer as may be designated in any such request. All right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of Borrower of, in and to the Collateral so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against Borrower, its successors and assigns, and against any and all persons or entities claiming or who may claim the property sold or any part thereof from, through or under Borrower, its successors or assigns.

5.       WAIVERS.

         With respect to both Obligations and Collateral, the Borrower assents to any extension or postponement of the time of payment or other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent may exercise its rights with respect to Collateral without resorting or regard to other Collateral or sources of reimbursement for Obligations. The Agent shall not be deemed to have waived any of its rights upon or under Obligations or Collateral unless such waiver is in writing and signed by the Agent.

6.       RIGHT OF INSPECTION.

         At any time and from time to time the Borrower will permit representatives of the Secured Parties during normal business hours to inspect the Borrower's premises and books and records pertaining to the Collateral and make extracts from such books and records.

7.       PERFORMANCE BY THE SECURED PARTY OF THE BORROWER'S OBLIGATIONS.

         If the Borrower fails to perform or comply with any of its agreements contained herein or in the Loan Notes, then the Agent, as provided for by the terms of this Security Agreement, may itself (but shall not be obligated to do to) perform or comply, or otherwise cause performance of compliance with such agreement, and if the Agent does so perform then the expenses of the Agent incurred in connection with such performance or compliance shall be payable by the Borrower to the Agent on demand.

8.       NO CONSOLIDATION, MERGER OR ACQUISITION.

         Until paYment in full of the Loans, Borrower covenants and agrees that it shall not consolidate with, merge with, or acquire the stock or assets of any person, firm, joint venture, partnership, corporation, or other entity, whether by merger, consolidation, purchase of stock or otherwise, without the prior written consent of each of the Secured Parties, except assets acquired in the ordinary course of business, unless Borrower shall be the surviving corporation. The Borrower will not change its name, identity or corporate structure unless it
(i) gives the Secured Parties sixty (60) days prior written notice thereof, and
(ii) shall have executed and delivered to the Agent and such other recipients as


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may be appropriate, such notices and instruments, and taken such other actions, as the Agent shall have requested to ensure the continuation of the Security Interest and the perfection and priority thereof in all of the Collateral.

9.       DEFINITION OF BORROWER.

         The term "Borrower" as used throughout this Agreement shall include (a) the successors and assigns of Borrower; (b) any individual, association, trust, partnership, corporation, or other entity to which all or substantially all of the business or assets of Borrower shall have been transferred or with or into which the business of Borrower shall have been merged, consolidated, reorganized or absorbed; and (c) in the case of a partnership or joint venture, any general or limited partnership or joint venture which shall have been created by reason of, or continued in existence after, the admission of any new partner, partners or joint venturers therein or the dissolution of the existing partnership or joint venture by the death, resignation or other withdrawal of any partner or joint venturer.

10.      CONTINUING AGREEMENT.

         This is a continuing agreement and all the rights, powers and remedies of the Agent hereunder shall continue to exist unless all of the Obligations (including the Loans) shall have been paid in full. Otherwise this Agreement shall continue irrespective of the fact that any or all of the Obligations may have become barred by any statute of limitations or that the liability of Borrower may have ceased, and notwithstanding the death, incapacity or bankruptcy of Borrower or any other event or proceeding affecting Borrower. The rights, powers and remedies of the Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, the Agent shall have the rights, powers and remedies of the Secured Parties under the Uniform Commercial Code, as amended. No forbearance or delay by the Agent in exercising any right, power or remedy shall be deemed a waiver thereof or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any right, power or remedy.

11.      BORROWER'S REPRESENTATIONS AND WARRANTIES.

         To induce the Secured Parties to enter into the transactions provided for herein, Borrower represents and warrants to Agent and Secured Parties that:

         (A) Borrower is duly authorized to execute and deliver this Agreement and to perform all of its obligations under this Agreement, including the execution, delivery and performance of whatever additional documents are necessary or required in connection with the transactions contemplated herein;

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         (B) the execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under this Agreement do not and will not conflict with any provision of law, or of any other agreement affecting or binding upon Borrower;

         (C) this Agreement, when duly executed and delivered, will be the valid and binding obligation of Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and except to the extent that the availability of specific performance thereof may be limited by principles of equity;

         (D) The Collateral is as of the date hereof duly and validly pledged to the Secured Parties in accordance with law and the Borrower shall defend the Secured Parties right, title, lien and security interest in and to the Collateral.

         (E) Prior to entering into this Agreement, Borrower has obtained the written consent of Equine Diagnostics, LLC pursuant to Section 5 of a certain Credit and Security Agreement dated March 5, 2001, and any amendments thereto.

12.      NOTICES.

         Any notice or other communication by either party to the other shall be in writing and shall be given and be deemed to have been duly given, upon the date delivered if delivered personally or upon the date received if mailed postage pre-paid, registered, or certified mail, or if sent by nationally recognized overnight courier service, addressed as follows:

         TO THE BORROWER:
                                    CyGene Laboratories, Inc.
                                    5027 Hiatus Road
                                    Sunrise, Florida  33351
                                    Attention:  Martin Munzer, President

         WITH COPY TO:
                                    Arent Fox PLLC
                                    1675 Broadway, 34th Floor
                                    New York, NY 10019
                                    Attention:  Michael S. Blass, Esq.

         TO THE AGENT:
                                    Milberg Weiss Bershad & Schulman LLP
                                    One Pennsylvania Plaza
                                    New York, NY 10119
                                    Attention:  Arnold N. Bressler, Esq.

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or to such other address, and to the attention of such other person or officer as either party may designate in writing by notice.

13.      APPLICABLE LAW.

         The substantive laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Agreement and all other documents and instruments referred to herein, unless otherwise specified therein.

14.      EFFECT AND CONSTRUCTION OF THIS AGREEMENT.

         This Agreement embodies the entire agreement and understanding of the parties with regard to the matters provided for herein and supersedes any and all prior agreements, arrangements, or understandings between the parties with regard to such matters.

15.      CONSENT TO JURISDICTION.

         Each of the Borrower and the Agent (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Security Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Borrower and the Agent consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 12 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

16.      COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.



                       [SIGNATURES ON THE FOLLOWING PAGE]

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         IN WITNESS WHEREOF, the undersigned have executed this Security
Agreement on the date first above written.

BORROWER:


CYGENE LABORATORIES, INC.                        CYGENE, INC.




By:___________________________                   By:________________________
   Martin Munzer                                    Martin Munzer
   President                                        President


AGENT:

MILBERG WEISS BERSHAD &  SCHULMAN LLP




By: ________________________
    Wai Y. Chan
    A Member of the Firm

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                                   SCHEDULE A


Secured Parties

1. Warren H. Cohen
2. Paul Noyes
3. Transpirator Holdings, LLC
4. Melvyn I. Weiss


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